UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2008
WEATHERFORD INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Bermuda	1-31339	98-0371344
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

515 Post Oak Boulevard
Suite 600
Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 693-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On October 20, 2008, we issued a news release announcing third quarter results for the period ended September 30, 2008. A copy of the press release is attached as Exhibit 99.1.
On October 20, 2008, following the news release and the filing of this Current Report on Form 8-K, we will hold a conference call at 10:30 a.m. eastern, 9:30 a.m. central, regarding the third quarter results. This scheduled conference call was previously announced on August 29, 2008 and will be available via real-time webcast.
To access the call please contact the conference call operator at 866-800-8651, or 617-614-2704 for international calls, approximately 10 minutes prior to the scheduled start time, and ask for the Weatherford conference call. The passcode is “Weatherford”. A replay will be available until 5:00 p.m. central, October 27, 2008. The number for the replay is 888-286-8010, or 617-801-6888 for international calls; passcode 55999036.
An enhanced webcast of the conference call and replay will be provided by Thomson and will be available through Weatherford’s web site at http://www.weatherford.com. To access the conference call and replay, click on the Investor Relations link and then click on the Enhanced Audio Webcast link.
Item 7.01. Regulation FD Disclosure
On October 20, 2008, we issued a news release announcing third quarter results for the period ended September 30, 2008. A copy of the press release is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibit
(d)	Exhibit
99.1	Press release dated October 20, 2008 announcing earnings for the quarter ended September 30, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.
Dated: October 20, 2008	/s/ Andrew P. Becnel
Andrew P. Becnel
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBIT

Number	Exhibit

99.1	Press release dated October 20, 2008 announcing earnings for the quarter ended September 30, 2008.